UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2015

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34436	27-0247747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                              Regulation FD Disclosure.

On March 30, 2015, Starwood Property Trust, Inc. (the “Company”) issued a press release announcing that the Company will host an Analyst and Investor Day beginning at 9:00 a.m., Eastern time, on April 2, 2015.  A copy of such press release is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

On April 2, 2015, the Company made available on its website presentation materials to be used at such Analyst and Investor Day.  A copy of such presentation materials is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibits attached hereto, is being “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section.  Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

Item 9.01.                              Financial Statements and Exhibits.

(d)                            Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 30, 2015.
99.2	Presentation Materials of April 2, 2015.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2015	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 30, 2015.
99.2	Presentation Materials of April 2, 2015.